Exhibit 99.2
Investor Materials - Cambr April 19, 2023

Forward-Looking Statements 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: difficulties in integrating the NBHC, Community Bancorporation, Bancshares of Jackson Hole Incorporated, or Cambr Solution, LLC businesses or fully realizing cost savings and other benefits; business disruption following the mergers; ability to execute our business strategy (including our digital strategy); business and economic conditions; effects of any potential government shutdowns; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase of our loans or our obligation to indemnify purchasers or repurchase related loans; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; the effects of tax legislation, including the potential of future increases to prevailing tax rules, or challenges to our positions; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services, including in the digital technology space our digital solution 2UniFi; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from our bank subsidiaries; changes in estimates of future credit reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cybersecurity incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports

3 Strategic Rationale  Cambr is a deposit acquisition and processing platform that is designed to (i) service banks in recordkeeping for core deposits received via exclusive relationships with embedded finance companies and (ii) allocate deposits in excess of FDIC insurance to other insured depository institutions to maximize insurance for customers.  Cambr has relationships with leading embedded finance companies and their partner banks to provide them these deposit services.  Cambr allocates these deposits to a third party network of banks.  Cambr generates revenue through a revenue share based on the interest income derived from the third party bank network. About Cambr Expected Relationship Schematic Diversifies NBH’s Deposit Franchise with Minimal Overhead Costs End User Bank of Record NBH Bank of Record Account Cambr 3 rd Party Deposit Network $ $ $ Embedded Finance Program Data Deposit Flows Account Details & Instructions  Funding Flexibility: Certain relationships with Banks of Record enable NBH to keep deposits or “push” them to the bank network as needed  Manage liquidity  Manage capital (leverage ratio)  Minimal Overhead: The Cambr platform is primarily fixed expense base with minimal variable expenses  Competitive Hedge: Benefit from ongoing embedded finance competition and disruption in the banking industry  Income Diversification: Cambr income is not tied to NBH balance sheet growth  Multitude of Use Cases: Cambr’s technology can support deposit management for a broad range of business segments Cambr Overview